UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-09375
                                   811-09633

Name of Fund: Merrill Lynch Global Financial Services Fund, Inc.
              Global Financial Services Master Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch Global Financial Services Fund, Inc. and Global Financial Services Master Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 09/30/05

Date of reporting period: 10/01/04 - 09/30/05

Item 1 - Report to Stockholders

                                Merrill Lynch
                                Global Financial
                                Services Fund, Inc.

Annual Report
September 30, 2005

Merrill Lynch Global Financial Services Fund, Inc.

Worldwide Investments as of September 30, 2005

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
American Home Mortgage Investment Corp. ................                   9.8%
New Century Financial Corp. ............................                   9.1
Oriental Fire & Marine Insurance Co., Ltd. .............                   6.5
Korean Reinsurance Co. .................................                   5.3
ACE Ltd. ...............................................                   5.1
RenaissanceRe Holdings Ltd. ............................                   4.8
Fremont General Corp. ..................................                   4.6
Accredited Home Lenders Holding Co. ....................                   4.6
Daegu Bank .............................................                   4.0
PXRE Group Ltd. ........................................                   3.9
--------------------------------------------------------------------------------

Industries Represented in                                             Percent of
the Portfolio                                                         Net Assets
--------------------------------------------------------------------------------
Insurance ..............................................                  33.0%
Real Estate ............................................                  24.6
Commercial Banks .......................................                  21.1
Thrifts & Mortgage Finance .............................                  13.4
Consumer Finance .......................................                   4.1
Capital Markets ........................................                   3.0
Diversified Financial Services .........................                   0.5
Distributors ...........................................                   0.2
Homebuilding ...........................................                   0.1
--------------------------------------------------------------------------------

For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Geographic Allocation                                                 Percent of
by Country                                                     Total Investments
--------------------------------------------------------------------------------
United States ..........................................                  39.9%
South Korea ............................................                  28.1
Bermuda ................................................                  10.4
United Kingdom .........................................                   7.0
Japan ..................................................                   3.0
India ..................................................                   1.7
Hong Kong ..............................................                   1.4
Indonesia ..............................................                   1.1
Germany ................................................                   1.1
Denmark ................................................                   0.8
Ireland ................................................                   0.7
Turkey .................................................                   0.5
Belgium ................................................                   0.5
Spain ..................................................                   0.2
China ..................................................                   0.1
Netherlands ............................................                   0.1
Egypt ..................................................                   0.1
Australia ..............................................                   0.1
France .................................................                   0.0**
Canada .................................................                   0.0**
Other* .................................................                   3.2
--------------------------------------------------------------------------------
*     Includes holdings in short-term investments.
**    Less than 0.1% of total investments.


2   MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.   SEPTEMBER 30, 2005

A Letter From the President

Dear Shareholder

Amid what we've coined a "muddle through" year for the financial markets, the major benchmark indexes managed to post positive results for the current reporting period:

Total Returns as of September 30, 2005                                  6-month          12-month
=================================================================================================
U.S. equities (Standard & Poor's (S&P) 500 Index)                        +5.02%           +12.25%
-------------------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                             +9.21%           +17.95%
-------------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)          +9.26%           +25.79%
-------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                      +2.31%           + 2.80%
-------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)           +2.80%           + 4.05%
-------------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)           +2.82%           + 6.31%
-------------------------------------------------------------------------------------------------

Since June 2004, the Federal Reserve Board (the Fed) has tirelessly advanced its interest rate hiking program, raising the federal funds rate 11 times to 3.75% by period-end. The Fed admittedly remains more concerned about inflation than slowing economic growth, causing some to worry that the central bank may overreact to inflation and increase interest rates more than is necessary to maintain a healthy economic balance. Recent disruptions to production and spending from Hurricanes Katrina and Rita are likely to distort the economic data in the short term, muddying the underlying trends. However, any hurricane-induced slowdown is likely to be short lived, and the fiscal stimulus associated with reconstruction efforts in the Gulf could add to gross domestic product growth in 2006.

U.S. equities exhibited resilience over the past several months as investors generally tended to proceed with caution. After a strong finish to 2004, the S&P 500 Index remained largely range-bound in 2005, with the last three months representing the best quarter of the year. Up to this point, strong corporate earnings reports and low long-term bond yields have worked in favor of equities. Looking ahead, high energy prices, continued interest rate hikes, a potential consumer slowdown and/or disappointing earnings pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances.

In the bond market, the yield curve continued to flatten as short-term interest rates moved in concert with the Fed rate hikes and longer-term interest rates remained more constant or declined. The difference between two-year and 10-year Treasury yields collapsed from 151 basis points (1.51%) on September 30, 2004 to 70 basis points on March 31, 2005, to just 16 basis points at period-end.

Financial markets are likely to face continued crosscurrents in the months ahead. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.


                                        Sincerely,

                                        /s/ Robert C. Doll, Jr.

                                        Robert C. Doll, Jr.
                                        President and Director/Trustee


    MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.   SEPTEMBER 30, 2005    3

A Discussion With Your Fund's Portfolio Manager

      The Fund provided good returns for the fiscal year, both in absolute terms and relative to the MSCI World Financials Index and the broader MSCI World Index.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended September 30, 2005, Merrill Lynch Global Financial Services Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +27.08%, +26.08%, +26.02%, +27.37% and +26.74%, respectively.
(Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6
- 8 of this report to shareholders.) The Fund significantly outperformed its benchmarks, the Morgan Stanley Capital International (MSCI) World Index and the MSCI World Financials Index, which posted respective returns of +18.93% and +17.56% for the same period.

Fund returns rose fairly steadily during the year, with short-term fluctuations typically consisting of the Fund underperforming when markets were down and outperforming when markets were up. This short-term amplification of market movements probably reflects the Fund's emphasis on bargain stocks, which are sought after in rising markets but considered risky by other investors in down markets. More importantly, the Fund's good relative performance over the entire 12-month period was typically the result of increased interest by investors in stocks held by the Fund rather than the result of any unusual and unanticipated change in the business prospects of the underlying companies. This cause for performance is in line with the Fund's investment approach, which seeks neglected companies with sound fundamentals, rather than low cost turnaround candidates or expensive rapid growth companies.

The good performance for the year was overwhelmingly attributable to Korean stocks, especially insurance stocks such as Oriental Fire & Marine Insurance Co., Ltd., Korean Reinsurance Co. and Dongbu Insurance Co., Ltd., which all outperformed the MSCI World Financials Index by more than 150% in U.S. dollar terms, but also banks such as Daegu Bank, Pusan Bank, Hana Bank and the Industrial Bank of Korea. The investment in Korean stocks is a good example of how the Fund invests and, as such, is worth discussing here in some detail because the stocks have most of the characteristics that the Fund seeks. These characteristics are the combination of a favorable competitive and pricing environment, mid to high returns on invested capital, mid to high growth prospects, good management, and low stock prices relative to the intrinsic value of companies. These characteristics are the reason the Fund made such a large investment in companies that generally were quite small (a market value of about $120 million for Oriental Fire & Marine at the time of purchase) and in a country that is not represented in the MSCI Indexes for developed markets and whose stock market can be subject to sharp gyrations. To understand the Fund's investment approach, it is also helpful to consider why it invested in these stocks even though other investors were shunning them.

At the time the Portfolio started to invest in Korean companies, in late 2003, most stocks purchased in the Portfolio were selling at a level significantly below the net accounting value of the company (book value). When purchased, Oriental Fire & Marine and Daegu Bank were selling at about 60% and 90% of book value, respectively, which is quite unusual unless a company is facing severe problems, such as large unrecognized losses in its assets, which have the potential to drive the company into bankruptcy. None of the Korean financial companies purchased faced such problems. It appears that the unusually low stock prices were the result of a combination of various factors, which individually or in aggregate should not have detracted from the investment case.

First, the stocks had appreciated somewhat already during 2003. Since the Korean market had gone through several ups and downs since the Asian crisis of 1998, many investors assumed the stocks would retrace their gains down. This thinking is one that the Portfolio's management typically does not follow, as it considers past price fluctuations to be irrelevant in predicting future prices and as it considers only a company's business and a stock's current price in relation to the value of the business. Second, other investors did not see an urge to invest, because of the lack of a "catalyst," such as an imminent improved economic outlook or upward earnings revisions. Again, considering such catalysts is irrelevant to whether the Portfolio invests in a stock or not, because doing so is a form of "market timing," that is, guessing what other investors are going to do and when, which we believe is impossible to do correctly in a consistent manner. Third, Korean stocks were and remain quite volatile, which acts as a deterrent to some investors. The Portfolio's management, by contrast, generally considers volatility a desirable feature of stocks, since it allows further purchase if stock prices drop,


4   MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.   SEPTEMBER 30, 2005
or some offsetting trimming if they recover. The short-term impact of volatility on the Fund, of course, is not desirable by itself, but in our view it is quite tolerable, as long as the underlying business is not subject to such gyrations. Fourth, Korean stocks are not part of developed market stock indexes, which means that for most financial services funds, including this one, investing in Korean stocks introduces considerable "benchmark risk," that is, the risk that Korean stocks will perform poorly relative to a broader index, at least temporarily. The Portfolio's management is ready to take benchmark risk in general, because it considers that short-term fluctuations are tolerable and that the true protection for an investment lies in the absolute value of the underlying business, not in its similarity to other stocks.

The unusually good performance of Korean stocks, unfortunately, was offset in significant part by the poor performance of the two other large holdings in the Portfolio, namely U.S. mortgage banks and Bermuda property and casualty insurance companies, despite an auspicious start for mortgage banks in the last quarter of 2004. U.K. mortgage banks, by contrast, performed quite well, especially the Kensington Group. U.S. mortgage banks, initially represented mostly by American Home Mortgage, did well in the last quarter of 2004 but then fell until April 2005, recovered until late July 2005, and then fell sharply afterwards until the end of the year under review and beyond. For most of the period, mortgage banks had become a considerable portion of the Portfolio, and therefore, the last drop in August and September 2005 had a considerable impact on performance.

Investors sold off mortgage stocks apparently in anticipation that the diminished spread between short-term interest rates, at which mortgage lenders typically borrowed in the past, and long-term interest rates, at which many mortgages are set, would eventually result in losses. This concern, in our view, is somewhat simplistic because many companies, including most stocks in the Portfolio, either hold adjustable-rate mortgages or hedge their interest rate exposure. Investors also were concerned about an increase in losses, which does not seem justified in view of the current favorable economic conditions in the United States.

The sell-off in property & casualty stocks was based most of the year on concerns about premium prices declining, and later about the losses incurred as a result of Hurricane Katrina. The Fund is not concerned about premium prices, because they remained high. Losses from Katrina, however, have been much higher for some companies in the Portfolio than would have been expected. Bermuda insurance stocks have been a detractor from Fund performance, with the important exception of ACE Ltd. RenaissanceRe Holdings Ltd. has been a poor performer but holds good promise, while PXRE Group Ltd. has been the poorest performer.

What changes were made to the Portfolio during the period?

There were sizable changes to the portfolio during the year. Increases included several mortgage banks, such as New Century Financial Corp., which now is about 9% of the portfolio's net assets, and Fremont General Corp. and Accredited Home Lenders Holding Co., which are close to 5% each. American Home Mortgage Investment Corp. was increased to almost 9% of net assets. This unusual concentration of mortgage banks in the Portfolio reflects the unique investment opportunity they represent, since many of them are selling at below liquidation value despite their good long-term prospects.

The purchases of new holdings were financed by selling emerging market and developed market stocks that had performed well, foremost among them Indian, Turkish, Russian, Indonesian and Irish stocks. Early in 2005, the Fund also sold or trimmed stocks such as Freddie Mac and Capital One Financial. As is often the case, the stock sales were prompted by our finding relatively better opportunities rather than reflecting a changed opinion about the stocks. It is quite possible, accordingly, that the same stocks may be repurchased later.

How would you characterize the Portfolio's position at the close of the period?

The Portfolio now has a strong concentration on U.S. mortgage banks, Bermuda insurance companies and Korean financials. It is expected that this concentration will continue until U.S. mortgage banks reach significantly higher price levels and until Korean stocks reach price levels which are more in line with those of comparable stocks in emerging and developed markets. The valuation of Korean financials, which is no longer excessively low, leaves room for selling some of them should better opportunities arise elsewhere. The prime candidates for increase currently in the Fund are Bermuda-based insurance stocks.

Walid Kassem
Vice President and Portfolio Manager

October 18, 2005


    MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.   SEPTEMBER 30, 2005    5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of the Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                           6-Month         12-Month    Since Inception
As of September 30, 2005                                 Total Return    Total Return    Total Return
======================================================================================================
ML Global Financial Services Fund, Inc. Class A Shares*     +9.81%         +27.08%         +119.39%
------------------------------------------------------------------------------------------------------
ML Global Financial Services Fund, Inc. Class B Shares*     +9.37          +26.08          +109.77
------------------------------------------------------------------------------------------------------
ML Global Financial Services Fund, Inc. Class C Shares*     +9.34          +26.02          +109.56
------------------------------------------------------------------------------------------------------
ML Global Financial Services Fund, Inc. Class I Shares*     +9.91          +27.37          +122.57
------------------------------------------------------------------------------------------------------
ML Global Financial Services Fund, Inc. Class R Shares*     +9.66          +26.74          +117.43
------------------------------------------------------------------------------------------------------
MSCI World Index**                                          +7.42          +18.93          -  0.55
------------------------------------------------------------------------------------------------------
MSCI World Financial Index***                               +7.33          +17.56          + 30.27
------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Since inception total return is from 11/26/99.
** This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States. Since inception total return is from 11/26/99.
*** This Index is comprised of the constituents of the MSCI World Index that are classified into the financial sector. This sector contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investment and real estate including REITS. Since inception total return is from 11/30/99.


6   MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.   SEPTEMBER 30, 2005

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares & Class B Shares compared to growth of an investment in the MSCI World Index and the MSCI World Financial Index. Values are from November 26, 1999 to September 2005:

                                       11/26/99**     9/00           9/01         9/02         9/03         9/04           9/05
ML Global Financial Services
Fund, Inc.+--Class A Shares*           $ 9,475        $11,616        $10,511      $ 9,444      $13,112      $16,357        $20,787

ML Global Financial Services
Fund, Inc.+--Class B Shares*           $10,000        $12,180        $10,936      $ 9,752      $13,429      $16,637        $20,877

MSCI World Index++                     $10,000        $9,806         $ 7,046      $ 5,695      $ 7,141      $ 8,362        $ 9,945

MSCI World Financial Index+++          $10,000        $10,742        $ 8,695      $ 7,157      $ 9,302      $11,081        $13,027

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Global Financial Services Fund, Inc. invests primarily in a portfolio of common stocks of financial services companies that Fund management believes have the potential to increase in value.
++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.
+++ This Index is comprised of the constituents of the MSCI World Index that are classified into the financial sector. This sector contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investment, and real estate including REITS. The starting date for the Index in the Class A and Class B Shares' graph is 11/30/99.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                 Return Without     Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 9/30/05                               +27.08%          +20.41%
--------------------------------------------------------------------------------
Five Years Ended 9/30/05                             +12.34           +11.14
--------------------------------------------------------------------------------
Inception (11/26/99)
through 9/30/05                                      +14.38           +13.33
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                        Return          Return
                                                     Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 9/30/05                                  +26.08%        +22.08%
--------------------------------------------------------------------------------
Five Years Ended 9/30/05                                +11.49         +11.23
--------------------------------------------------------------------------------
Inception (11/26/99)
through 9/30/05                                         +13.51         +13.42
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.


    MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.   SEPTEMBER 30, 2005    7

Performance Data (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class C, Class I and Class R Shares compared to growth of an investment in the MSCI World Index and the MSCI World Financial Index. Values are from November 26, 1999 to September 2005:

                                       11/26/99**     9/00           9/01         9/02         9/03         9/04           9/05
ML Global Financial Services
Fund, Inc.+--Class C Shares*           $10,000        $12,180        $10,936      $ 9,751      $13,428      $16,628        $20,956

ML Global Financial Services
Fund, Inc.+--Class I Shares*           $ 9,475        $11,645        $10,555      $ 9,515      $13,236      $16,556        $21,088

ML Global Financial Services
Fund, Inc.+--Class R Shares*           $10,000        $12,239        $11,039      $ 9,901      $13,778      $17,155        $21,743

MSCI World Index++                     $10,000        $ 9,806        $ 7,046      $ 5,695      $ 7,141      $ 8,362        $ 9,945

MSCI World Financial Index+++          $10,000        $10,742        $ 8,695      $ 7,157      $ 9,302      $11,081        $13,027

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Global Financial Services Fund, Inc. invests primarily in a portfolio of common stocks of financial services companies that Fund management believes have the potential to increase in value.
++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.
+++ This Index is comprised of the constituents of the MSCI World Index that are classified into the financial sector. This sector contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investment, and real estate including REITS. The starting date for the Index in the Class C, Class I and Class R Shares' graph is 11/30/99.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                        Return          Return
                                                     Without CDSC    With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 9/30/05                                  +26.02%        +25.02%
--------------------------------------------------------------------------------
Five Years Ended 9/30/05                                +11.46         +11.46
--------------------------------------------------------------------------------
Inception (11/26/99)
through 9/30/05                                         +13.49         +13.49
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

                                                 Return Without     Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 9/30/05                               +27.37%          +20.68%
--------------------------------------------------------------------------------
Five Years Ended 9/30/05                             +12.61           +11.40
--------------------------------------------------------------------------------
Inception (11/26/99)
through 9/30/05                                      +14.66           +13.61
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

--------------------------------------------------------------------------------
Class R Shares                                                           Return
================================================================================
One Year Ended 9/30/05                                                   +26.74%
--------------------------------------------------------------------------------
Five Years Ended 9/30/05                                                 +12.18
--------------------------------------------------------------------------------
Inception (11/26/99)
through 9/30/05                                                          +14.21
--------------------------------------------------------------------------------


8   MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.   SEPTEMBER 30, 2005

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses, including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on April 1, 2005 and held through September 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                              Expenses Paid
                                                       Beginning          Ending           During the Period*
                                                     Account Value     Account Value        April 1, 2005 to
                                                     April 1, 2005   September 30, 2005    September 30, 2005
=============================================================================================================
Actual
=============================================================================================================
Class A                                                 $1,000           $1,098.10              $ 8.10
-------------------------------------------------------------------------------------------------------------
Class B                                                 $1,000           $1,093.70              $12.12
-------------------------------------------------------------------------------------------------------------
Class C                                                 $1,000           $1,093.40              $12.12
-------------------------------------------------------------------------------------------------------------
Class I                                                 $1,000           $1,099.10              $ 6.79
-------------------------------------------------------------------------------------------------------------
Class R                                                 $1,000           $1,096.60              $ 9.41
=============================================================================================================
Hypothetical (5% annual return before expenses)**
=============================================================================================================
Class A                                                 $1,000           $1,017.35              $ 7.79
-------------------------------------------------------------------------------------------------------------
Class B                                                 $1,000           $1,013.49              $11.66
-------------------------------------------------------------------------------------------------------------
Class C                                                 $1,000           $1,013.49              $11.66
-------------------------------------------------------------------------------------------------------------
Class I                                                 $1,000           $1,018.60              $ 6.53
-------------------------------------------------------------------------------------------------------------
Class R                                                 $1,000           $1,016.09              $ 9.05
-------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.54% for Class A, 2.31% for Class B, 2.31% for Class C, 1.29% for Class I and 1.79% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master fund in which it invests.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


    MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.   SEPTEMBER 30, 2005    9

Statement of Assets and Liabilities
                              Merrill Lynch Global Financial Services Fund, Inc.

As of September 30, 2005
==============================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------------------
                       Investment in Global Financial Services Portfolio
                        (the "Portfolio"), at value
                        (identified cost--$86,957,779) ....................................                      $ 107,953,035
                       Prepaid expenses ...................................................                             56,441
                                                                                                                 -------------
                       Total assets .......................................................                        108,009,476
                                                                                                                 -------------
==============================================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Distributor .....................................................    $      41,206
                          Administrative fees .............................................           29,027
                          Other affiliates ................................................           25,268            95,501
                                                                                               -------------
                       Accrued expenses ...................................................                              8,711
                                                                                                                 -------------
                       Total liabilities ..................................................                            104,212
                                                                                                                 -------------
==============================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------
                       Net assets .........................................................                      $ 107,905,264
                                                                                                                 =============
==============================================================================================================================
Net Assets Consist of
------------------------------------------------------------------------------------------------------------------------------
                       Class A Shares of Common Stock, $.10 par value, 100,000,000
                        shares authorized .................................................                      $      64,977
                       Class B Shares of Common Stock, $.10 par value, 100,000,000
                        shares authorized .................................................                            205,100
                       Class C Shares of Common Stock, $.10 par value, 100,000,000
                        shares authorized .................................................                             99,895
                       Class I Shares of Common Stock, $.10 par value, 100,000,000
                        shares authorized .................................................                            319,368
                       Class R Shares of Common Stock, $.10 par value, 100,000,000
                        shares authorized .................................................                             13,413
                       Paid-in capital in excess of par ...................................                         77,311,207
                       Undistributed investment income--net ...............................    $   1,556,189
                       Undistributed realized capital gains allocated from the
                        Portfolio--net ....................................................        7,339,859
                       Unrealized appreciation allocated from the Portfolio--net ..........       20,995,256
                                                                                               -------------
                       Total accumulated earnings--net ....................................                         29,891,304
                                                                                                                 -------------
                       Net Assets .........................................................                      $ 107,905,264
                                                                                                                 =============
==============================================================================================================================
Net Asset Value
------------------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $10,039,712 and 649,765
                        shares outstanding ................................................                      $       15.45
                                                                                                                 =============
                       Class B--Based on net assets of $31,125,759 and 2,051,001
                        shares outstanding ................................................                      $       15.18
                                                                                                                 =============
                       Class C--Based on net assets of $15,087,371 and 998,948
                        shares outstanding ................................................                      $       15.10
                                                                                                                 =============
                       Class I--Based on net assets of $49,612,407 and 3,193,676
                        shares outstanding ................................................                      $       15.53
                                                                                                                 =============
                       Class R--Based on net assets of $2,040,015 and 134,134
                        shares outstanding ................................................                      $       15.21
                                                                                                                 =============

      See Notes to Financial Statements.


10  MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.   SEPTEMBER 30, 2005

Statement of Operations       Merrill Lynch Global Financial Services Fund, Inc.

For the Year Ended September 30, 2005
==============================================================================================================================
Investment Income
------------------------------------------------------------------------------------------------------------------------------
                       Investment income allocated from the Portfolio:
                          Dividends .......................................................                      $   3,425,724
                          Interest from affiliates ........................................                             25,526
                          Securities lending--net .........................................                                988
                          Expenses ........................................................                           (642,747)
                                                                                                                 -------------
                       Total income .......................................................                          2,809,491
                                                                                                                 -------------
==============================================================================================================================
Expenses
------------------------------------------------------------------------------------------------------------------------------
                       Account maintenance and distribution fees--Class B .................    $     331,445
                       Administration fees ................................................          321,965
                       Account maintenance and distribution fees--Class C .................          170,852
                       Printing and shareholder reports ...................................           62,285
                       Transfer agent fees--Class B .......................................           54,463
                       Registration fees ..................................................           42,103
                       Transfer agent fees--Class I .......................................           41,489
                       Professional fees ..................................................           30,829
                       Transfer agent fees--Class C .......................................           29,234
                       Account maintenance fees--Class A ..................................           22,804
                       Transfer agent fees--Class A .......................................           13,260
                       Account maintenance and distribution fees--Class R .................            6,476
                       Transfer agent fees--Class R .......................................            1,758
                       Other ..............................................................           16,486
                                                                                               -------------
                       Total expenses .....................................................                          1,145,449
                                                                                                                 -------------
                       Investment income--net .............................................                          1,664,042
                                                                                                                 -------------
==============================================================================================================================
Realized & Unrealized Gain (Loss) Allocated from the Portfolio--Net
------------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net ................................................        9,236,901
                          Foreign currency transactions--net ..............................         (105,899)        9,131,002
                                                                                               -------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net ................................................        8,046,618
                          Foreign currency transactions--net ..............................          (23,787)        8,022,831
                                                                                               -------------------------------
                       Total realized and unrealized gain--net ............................                         17,153,833
                                                                                                                 -------------
                       Net Increase in Net Assets Resulting from Operations ...............                      $  18,817,875
                                                                                                                 =============

      See Notes to Financial Statements.


    MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.   SEPTEMBER 30, 2005   11

Statements of Changes in Net Assets
                              Merrill Lynch Global Financial Services Fund, Inc.

                                                                                                      For the Year Ended
                                                                                                        September 30,
                                                                                               -------------------------------
Increase (Decrease) in Net Assets:                                                                 2005              2004
==============================================================================================================================
Operations
------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net .............................................    $   1,664,042     $     531,791
                       Realized gain--net .................................................        9,131,002        11,602,587
                       Change in unrealized appreciation/depreciation--net ................        8,022,831         3,972,700
                                                                                               -------------------------------
                       Net increase in net assets resulting from operations ...............       18,817,875        16,107,078
                                                                                               -------------------------------
==============================================================================================================================
Dividends and Distributions to Shareholders
------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A .........................................................          (81,274)               --
                          Class B .........................................................         (113,482)               --
                          Class C .........................................................          (82,807)               --
                          Class I .........................................................         (137,854)               --
                          Class R .........................................................           (6,964)               --
                       Realized gain--net:
                          Class A .........................................................       (1,108,185)         (961,927)
                          Class B .........................................................       (4,533,317)       (4,081,132)
                          Class C .........................................................       (2,386,248)       (1,616,424)
                          Class I .........................................................       (1,566,016)       (1,398,493)
                          Class R .........................................................          (91,305)           (8,157)
                                                                                               -------------------------------
                       Net decrease in net assets resulting from dividends and
                        distributions to shareholders .....................................      (10,107,452)       (8,066,133)
                                                                                               -------------------------------
==============================================================================================================================
Capital Share Transactions
------------------------------------------------------------------------------------------------------------------------------
                       Net increase (decrease) in net assets derived from capital
                        share transactions ................................................       28,473,224        (7,458,905)
                                                                                               -------------------------------
==============================================================================================================================
Redemption Fees
------------------------------------------------------------------------------------------------------------------------------
                       Redemption fees ....................................................            1,167                23
                                                                                               -------------------------------
==============================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets .......................................       37,184,814           582,063
                       Beginning of year ..................................................       70,720,450        70,138,387
                                                                                               -------------------------------
                       End of year* .......................................................    $ 107,905,264     $  70,720,450
                                                                                               ===============================
                          * Undistributed investment income--net ..........................    $   1,556,189     $     422,377
                                                                                               ===============================

      See Notes to Financial Statements.


12  MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.   SEPTEMBER 30, 2005

Financial Highlights          Merrill Lynch Global Financial Services Fund, Inc.

                                                                                           Class A
                                                            -------------------------------------------------------------------
                                                                              For the Year Ended September 30,
The following per share data and ratios have been derived   -------------------------------------------------------------------
from information provided in the financial statements.        2005            2004           2003          2002          2001
===============================================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of year .....   $  14.06        $  12.71       $   9.43      $  10.87      $  12.26
                                                            -------------------------------------------------------------------
                 Investment income--net** ...............        .27             .17            .06           .02           .05
                 Realized and unrealized gain (loss)--net       3.29++          2.76++         3.53         (1.07)        (1.20)
                                                            -------------------------------------------------------------------
                 Total from investment operations .......       3.56            2.93           3.59         (1.05)        (1.15)
                                                            -------------------------------------------------------------------
                 Less dividends and distributions from:
                    Investment income--net ..............       (.15)             --             --            --            --
                    Realized gain--net ..................      (2.02)          (1.58)          (.31)         (.39)         (.24)
                                                            -------------------------------------------------------------------
                 Total dividends and distributions ......      (2.17)          (1.58)          (.31)         (.39)         (.24)
                                                            -------------------------------------------------------------------
                 Net asset value, end of year ...........   $  15.45        $  14.06       $  12.71      $   9.43      $  10.87
                                                            ===================================================================
===============================================================================================================================
Total Investment Return*
-------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share .....      27.08%          24.75%         38.83%       (10.15%)       (9.51%)
                                                            ===================================================================
===============================================================================================================================
Ratios to Average Net Assets
-------------------------------------------------------------------------------------------------------------------------------
                 Expenses+ ..............................       1.62%           1.78%          1.86%         1.76%         1.50%
                                                            ===================================================================
                 Investment income--net .................       1.87%           1.21%           .59%          .17%          .46%
                                                            ===================================================================
===============================================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of year (in thousands) .   $ 10,040        $  8,684       $  7,800      $  5,520      $  8,032
                                                            ===================================================================
                 Portfolio turnover of the Portfolio ....      80.05%         115.38%        205.93%       144.60%       111.71%
                                                            ===================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
+     Includes the Fund's share of the Portfolio's allocated expenses.
++    Includes redemption fees, which are less than $.01 per share.

      See Notes to Financial Statements.


    MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.   SEPTEMBER 30, 2005   13

                              Merrill Lynch Global Financial Services Fund, Inc.

                                                                                           Class B
                                                            -------------------------------------------------------------------
                                                                              For the Year Ended September 30,
The following per share data and ratios have been derived   -------------------------------------------------------------------
from information provided in the financial statements.        2005            2004           2003          2002          2001
===============================================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of year .....   $  13.86        $  12.51       $   9.36      $  10.78      $  12.18
                                                            -------------------------------------------------------------------
                 Investment income (loss)--net** ........        .16             .06           (.03)         (.07)         (.03)
                 Realized and unrealized gain (loss)--net       3.23++          2.74++         3.49         (1.06)        (1.20)
                                                            -------------------------------------------------------------------
                 Total from investment operations .......       3.39            2.80           3.46         (1.13)        (1.23)
                                                            -------------------------------------------------------------------
                 Less dividends and distributions from:
                    Investment income--net ..............       (.05)             --             --            --            --
                    Realized gain--net ..................      (2.02)          (1.45)          (.31)         (.29)         (.17)
                                                            -------------------------------------------------------------------
                 Total dividends and distributions ......      (2.07)          (1.45)          (.31)         (.29)         (.17)
                                                            -------------------------------------------------------------------
                 Net asset value, end of year ...........   $  15.18        $  13.86       $  12.51      $   9.36      $  10.78
                                                            ===================================================================
===============================================================================================================================
Total Investment Return*
-------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share .....      26.08%          23.89%         37.71%       (10.83%)      (10.21%)
                                                            ===================================================================
===============================================================================================================================
Ratios to Average Net Assets
-------------------------------------------------------------------------------------------------------------------------------
                 Expenses+ ..............................       2.39%           2.55%          2.64%         2.53%         2.28%
                                                            ===================================================================
                 Investment income (loss)--net ..........       1.09%            .46%          (.24%)        (.60%)        (.30%)
                                                            ===================================================================
===============================================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of year (in thousands) .   $ 31,126        $ 33,733       $ 37,202      $ 36,476      $ 59,928
                                                            ===================================================================
                 Portfolio turnover of the Portfolio ....      80.05%         115.38%        205.93%       144.60%       111.71%
                                                            ===================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
+     Includes the Fund's share of the Portfolio's allocated expenses.
++    Includes redemption fees, which are less than $.01 per share.

      See Notes to Financial Statements.


14  MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.   SEPTEMBER 30, 2005

                              Merrill Lynch Global Financial Services Fund, Inc.

                                                                                           Class C
                                                            -------------------------------------------------------------------
                                                                              For the Year Ended September 30,
The following per share data and ratios have been derived   -------------------------------------------------------------------
from information provided in the financial statements.        2005            2004           2003          2002          2001
===============================================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of year .....   $  13.82        $  12.51       $   9.36      $  10.78      $  12.18
                                                            -------------------------------------------------------------------
                 Investment income (loss)--net** ........        .16             .07           (.02)         (.07)         (.04)
                 Realized and unrealized gain (loss)--net       3.21++          2.72++         3.48         (1.06)        (1.19)
                                                            -------------------------------------------------------------------
                 Total from investment operations .......       3.37            2.79           3.46         (1.13)        (1.23)
                                                            -------------------------------------------------------------------
                 Less dividends and distributions from:
                    Investment income--net ..............       (.07)             --             --            --            --
                    Realized gain--net ..................      (2.02)          (1.48)          (.31)         (.29)         (.17)
                                                            -------------------------------------------------------------------
                 Total dividends and distributions ......      (2.09)          (1.48)          (.31)         (.29)         (.17)
                                                            -------------------------------------------------------------------
                 Net asset value, end of year ...........   $  15.10        $  13.82       $  12.51      $   9.36      $  10.78
                                                            ===================================================================
===============================================================================================================================
Total Investment Return*
-------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share .....      26.02%          23.83%         37.71%       (10.84%)      (10.21%)
                                                            ===================================================================
===============================================================================================================================
Ratios to Average Net Assets
-------------------------------------------------------------------------------------------------------------------------------
                 Expenses+ ..............................       2.40%           2.56%          2.64%         2.55%         2.29%
                                                            ===================================================================
                 Investment income (loss)--net ..........       1.10%            .48%          (.22%)        (.61%)        (.31%)
                                                            ===================================================================
===============================================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of year (in thousands) .   $ 15,087        $ 16,714       $ 13,762      $  9,666      $ 14,805
                                                            ===================================================================
                 Portfolio turnover of the Portfolio ....      80.05%         115.38%        205.93%       144.60%       111.71%
                                                            ===================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
+     Includes the Fund's share of the Portfolio's allocated expenses.
++    Includes redemption fees, which are less than $.01 per share.

      See Notes to Financial Statements.


    MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.   SEPTEMBER 30, 2005   15

                              Merrill Lynch Global Financial Services Fund, Inc.

                                                                                           Class I
                                                            -------------------------------------------------------------------
                                                                              For the Year Ended September 30,
The following per share data and ratios have been derived   -------------------------------------------------------------------
from information provided in the financial statements.        2005            2004           2003          2002          2001
===============================================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of year .....   $  14.12        $  12.76       $   9.45      $  10.89      $  12.29
                                                            -------------------------------------------------------------------
                 Investment income--net** ...............        .44             .20            .09           .05           .08
                 Realized and unrealized gain (loss)--net       3.17++          2.78++         3.53         (1.07)        (1.21)
                                                            -------------------------------------------------------------------
                 Total from investment operations .......       3.61            2.98           3.62         (1.02)        (1.13)
                                                            -------------------------------------------------------------------
                 Less dividends and distributions from:
                    Investment income--net ..............       (.18)             --             --            --            --
                    Realized gain--net ..................      (2.02)          (1.62)          (.31)         (.42)         (.27)
                                                            -------------------------------------------------------------------
                 Total dividends and distributions ......      (2.20)          (1.62)          (.31)         (.42)         (.27)
                                                            -------------------------------------------------------------------
                 Net asset value, end of year ...........   $  15.53        $ 14.12 $         12.76      $   9.45      $  10.89
                                                            ===================================================================
===============================================================================================================================
Total Investment Return*
-------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share .....      27.37%          25.09%         39.10%        (9.85%)       (9.36%)
                                                            ===================================================================
===============================================================================================================================
Ratios to Average Net Assets
-------------------------------------------------------------------------------------------------------------------------------
                 Expenses+ ..............................       1.32%           1.53%          1.60%         1.51%         1.27%
                                                            ===================================================================
                 Investment income--net .................       2.93%           1.46%           .81%          .43%          .71%
                                                            ===================================================================
===============================================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of year (in thousands) .   $ 49,612        $ 11,034       $ 11,325      $  8,641      $ 12,741
                                                            ===================================================================
                 Portfolio turnover of the Portfolio ....      80.05%         115.38%        205.93%       144.60%       111.71%
                                                            ===================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
+     Includes the Fund's share of the Portfolio's allocated expenses.
++    Includes redemption fees, which are less than $.01 per share.

      See Notes to Financial Statements.


16  MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.   SEPTEMBER 30, 2005

Financial Highlights (concluded)
                              Merrill Lynch Global Financial Services Fund, Inc.

                                                                                       Class R
                                                                   ------------------------------------------------
                                                                                                          For the
                                                                                                          Period
                                                                         For the Year Ended               Jan. 3,
                                                                             September 30,               2003+ to
The following per share data and ratios have been derived          -------------------------------       Sept. 30,
from information provided in the financial statements.                 2005               2004             2003
===================================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...    $      13.91       $      12.62     $      10.16
                                                                   ------------------------------------------------
                       Investment income--net* ................             .29                .14              .04
                       Realized and unrealized gain--net ......            3.18++             2.74++           2.42
                                                                   ------------------------------------------------
                       Total from investment operations .......            3.47               2.88             2.46
                                                                   ------------------------------------------------
                       Less dividends and distributions from:
                          Investment income--net ..............            (.15)                --               --
                          Realized gain--net ..................           (2.02)             (1.59)              --
                                                                   ------------------------------------------------
                       Total dividends and distributions ......           (2.17)             (1.59)              --
                                                                   ------------------------------------------------
                       Net asset value, end of period .........    $      15.21       $      13.91     $      12.62
                                                                   ================================================
===================================================================================================================
Total Investment Return**
-------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....           26.74%             24.51%           24.21%@
                                                                   ================================================
===================================================================================================================
Ratios to Average Net Assets
-------------------------------------------------------------------------------------------------------------------
                       Expenses*** ............................            1.83%              2.11%            2.17%@@
                                                                   ================================================
                       Investment income--net .................            2.02%               .99%             .45%@@
                                                                   ================================================
===================================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)    $      2,040       $        555     $         49
                                                                   ================================================
                       Portfolio turnover of the Portfolio ....           80.05%            115.38%          205.93%
                                                                   ================================================

*     Based on average shares outstanding.
**    Total investment returns exclude the effects of sales charges.
***   Includes the Fund's share of the Portfolio's allocated expenses.
+     Commencement of operations.
++    Includes redemption fees, which are less than $.01 per share.
@     Aggregate total investment return.
@@    Annualized.

      See Notes to Financial Statements.


    MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.   SEPTEMBER 30, 2005   17

Notes to Financial Statements
                              Merrill Lynch Global Financial Services Fund, Inc.

1. Significant Accounting Policies:

Merrill Lynch Global Financial Services Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified mutual fund. The Fund seeks to achieve its investment objective by investing all of its assets in the Global Financial Services Portfolio (the "Portfolio"), which is a portfolio of Global Financial Services Master Trust that has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Portfolio owned by the Fund at September 30, 2005, was 100%. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1(a) of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Portfolio are accounted for on a trade date basis.

(g) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $107,849 has been reclassified between undistributed net investment income and undistributed net realized capital gains as a result of permanent differences attributable to foreign currency transactions. This reclassification has no effect on net assets or net asset values per share.

2. Transactions with Affiliates:

The Fund has entered into an Administrative Services Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of ..35% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Fund has entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12(b)-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                  Account           Distribution
                                              Maintenance Fee           Fee
--------------------------------------------------------------------------------
Class A ................................           .25%                 --
Class B ................................           .25%                .75%
Class C ................................           .25%                .75%
Class R ................................           .25%                .25%
--------------------------------------------------------------------------------


18  MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.   SEPTEMBER 30, 2005

                              Merrill Lynch Global Financial Services Fund, Inc.

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended September 30, 2005, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                     FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................               $ 1,051               $15,470
Class I ............................               $   333               $ 6,180
--------------------------------------------------------------------------------

For the year ended September 30, 2005, MLPF&S received contingent deferred sales charges of $17,402 and $9,809 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Capital Share Transactions:

Net increase (decrease) in net assets derived from capital share transactions was $28,473,224 and $(7,458,905) for the years ended September 30, 2005 and September 30, 2004, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended September 30, 2005                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................           131,919       $  1,942,018
Shares issued to shareholders in
   reinvestment of dividends
   and distributions .....................            74,811          1,036,129
Automatic conversion of shares ...........            58,153            857,339
                                                -------------------------------
Total issued .............................           264,883          3,835,486
Shares redeemed ..........................          (232,555)        (3,470,809)
                                                -------------------------------
Net increase .............................            32,328       $    364,677
                                                ===============================

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended September 30, 2004                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................           169,917       $  2,380,633
Shares issued to shareholders in
   reinvestment of distributions .........            70,612            875,587
Automatic conversion of shares ...........            57,760            793,529
                                                -------------------------------
Total issued .............................           298,289          4,049,749
Shares redeemed ..........................          (294,621)        (4,106,372)
                                                -------------------------------
Net increase (decrease) ..................             3,668       $    (56,623)
                                                ===============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended September 30, 2005                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................           211,442       $  3,035,848
Shares issued to shareholders in
   reinvestment of dividends
   and distributions .....................           284,042          3,888,536
                                                -------------------------------
Total issued .............................           495,484          6,924,384
                                                -------------------------------
Automatic conversion of shares ...........           (59,034)          (857,339)
Shares redeemed ..........................          (819,876)       (11,857,799)
                                                -------------------------------
Total redeemed ...........................          (878,910)       (12,715,138)
                                                -------------------------------
Net decrease .............................          (383,426)      $ (5,790,754)
                                                ===============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended September 30, 2004                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................           179,988       $  2,446,506
Shares issued to shareholders in
   reinvestment of distributions .........           264,693          3,253,082
                                                -------------------------------
Total issued .............................           444,681          5,699,588
                                                -------------------------------
Automatic conversion of shares ...........           (58,493)          (793,529)
Shares redeemed ..........................          (925,089)       (12,560,184)
                                                -------------------------------
Total redeemed ...........................          (983,582)       (13,353,713)
                                                -------------------------------
Net decrease .............................          (538,901)      $ (7,654,125)
                                                ===============================


    MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.   SEPTEMBER 30, 2005   19

Notes to Financial Statements (concluded)
                              Merrill Lynch Global Financial Services Fund, Inc.

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended September 30, 2005                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................           319,390       $  4,555,790
Shares issued to shareholders in
   reinvestment of dividends
   and distributions .....................           165,876          2,259,235
                                                -------------------------------
Total issued .............................           485,266          6,815,025
Shares redeemed ..........................          (696,042)        (9,772,104)
                                                -------------------------------
Net decrease .............................          (210,776)      $ (2,957,079)
                                                ===============================

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended September 30, 2004                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................           237,793       $  3,267,034
Shares issued to shareholders in
   reinvestment of distributions .........           117,887          1,445,300
                                                -------------------------------
Total issued .............................           355,680          4,712,334
Shares redeemed ..........................          (246,220)        (3,334,545)
                                                -------------------------------
Net increase .............................           109,460       $  1,377,789
                                                ===============================

--------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended September 30, 2005                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................         2,699,267       $ 39,820,643
Shares issued to shareholders in
   reinvestment of dividends
   and distributions .....................           110,858          1,540,920
Total issued .............................         2,810,125         41,361,563
                                                -------------------------------
Shares redeemed ..........................          (397,809)        (5,846,493)
                                                -------------------------------
Net increase .............................         2,412,316       $ 35,515,070
                                                ===============================

--------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended September 30, 2004                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................           235,571       $  3,258,165
Shares issued to shareholders in
   reinvestment of distributions .........           104,603          1,300,211
                                                -------------------------------
Total issued .............................           340,174          4,558,376
Shares redeemed ..........................          (446,456)        (6,182,958)
                                                -------------------------------
Net decrease .............................          (106,282)      $ (1,624,582)
                                                ===============================

--------------------------------------------------------------------------------
Class R Shares for the Year                                            Dollar
Ended September 30, 2005                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................           145,615       $  2,102,593
Shares issued to shareholders in
   reinvestment of dividends
   and distributions .....................             7,194             98,269
                                                -------------------------------
Total issued .............................           152,809          2,200,862
Shares redeemed ..........................           (58,584)          (859,552)
                                                -------------------------------
Net increase .............................            94,225       $  1,341,310
                                                ===============================

--------------------------------------------------------------------------------
Class R Shares for the Year                                            Dollar
Ended September 30, 2004                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................            38,284       $    531,927
Shares issued to shareholders in
   reinvestment of distributions .........               664              8,157
                                                -------------------------------
Total issued .............................            38,948            540,084
Shares redeemed ..........................            (2,946)           (41,448)
                                                -------------------------------
Net increase .............................            36,002       $    498,636
                                                ===============================

The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended September 30, 2005 and September 30, 2004 was as follows:

--------------------------------------------------------------------------------
                                                  9/30/2005           9/30/2004
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................      $  5,507,362       $  6,081,326
  Net long-term capital gains ............         4,600,090          1,984,807
                                                -------------------------------
Total taxable distributions ..............      $ 10,107,452       $  8,066,133
                                                ===============================

As of September 30, 2005, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed ordinary income--net ........................         $ 3,599,618
Undistributed long-term capital gains--net ................           6,897,853
                                                                    -----------
Total undistributed earnings--net .........................          10,497,471
Capital loss carryforward .................................                  --
Unrealized gains--net .....................................          19,393,833*
                                                                    -----------
Total accumulated earnings--net ...........................         $29,891,304
                                                                    ===========

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts.


20  MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.   SEPTEMBER 30, 2005

Report of Independent Registered Public Accounting Firm
                              Merrill Lynch Global Financial Services Fund, Inc.

To the Shareholders and Board of Directors of Merrill Lynch Global Financial Services Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Global Financial Services Fund, Inc. (the "Fund") as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Global Financial Services Fund, Inc. as of September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
November 17, 2005

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distribution paid by Merrill Lynch Global Financial Services Fund, Inc. to shareholders of record on December 16, 2004:

--------------------------------------------------------------------------------
Qualified Dividend Income for Individuals ..................             34.49%*
Dividends Qualifying for the Dividends Received
  Deduction for Corporations ...............................             10.14%*
Foreign Source Income** ....................................             22.15%
Foreign Taxes Paid per Share** .............................        $  .039206*
--------------------------------------------------------------------------------
* Expressed as a percentage of the cash distribution grossed-up for foreign taxes. The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
** The foreign taxes paid represent taxes incurred by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Additionally, the Fund distributed long-term capital gains of $.959120 per share to shareholders of record on December 16, 2004.


    MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.   SEPTEMBER 30, 2005   21

Schedule of Investments    Global Financial Services Portfolio (in U.S. dollars)

                                                                                       Shares
                  Industry              Common Stocks                                    Held                        Value
=============================================================================================================================
Europe
-----------------------------------------------------------------------------------------------------------------------------
Belgium--0.5%
                  Commercial Banks--0.1%
                  KBC Bancassurance Holding                                             1,800                    $    146,269
                  -----------------------------------------------------------------------------------------------------------
                  Diversified Financial
                  Services--0.4%
                  Fortis                                                               13,600                         395,655
                  -----------------------------------------------------------------------------------------------------------
                  Total Common Stocks in Belgium                                                                      541,924
=============================================================================================================================
Denmark--0.9%
                  Commercial Banks--0.9%
                  Danske Bank A/S                                                      30,000                         920,885
                  -----------------------------------------------------------------------------------------------------------
                  Total Common Stocks in Denmark                                                                      920,885
=============================================================================================================================
France--0.0%
                  Insurance--0.0%
                  CNP Assurances                                                          700                          47,093
                  -----------------------------------------------------------------------------------------------------------
                  Total Common Stocks in France                                                                        47,093
=============================================================================================================================
Germany--1.1%
                  Insurance--1.1%
                  Hannover Rueckversicherungs AG
                  Registered Shares                                                    34,600                       1,201,403
                  -----------------------------------------------------------------------------------------------------------
                  Total Common Stocks in Germany                                                                    1,201,403
=============================================================================================================================
Ireland--0.8%
                  Commercial Banks--0.8%
                  Allied Irish Banks Plc                                               28,200                         601,786
                  Anglo Irish Bank Corp. Plc                                           16,100                         219,343
                  -----------------------------------------------------------------------------------------------------------
                  Total Common Stocks in Ireland                                                                      821,129
=============================================================================================================================
Netherlands--0.1%
                  Diversified Financial
                  Services--0.1%
                  ING Groep NV CVA                                                      5,300                         158,343
                  -----------------------------------------------------------------------------------------------------------
                  Total Common Stocks in the Netherlands                                                              158,343
=============================================================================================================================
Spain--0.2%
                  Commercial Banks--0.2%
                  Banco Popular Espanol SA                                             13,000                         158,928
                  -----------------------------------------------------------------------------------------------------------
                  Insurance--0.0%
                  Corporacion Mapfre SA                                                 1,600                          27,547
                  -----------------------------------------------------------------------------------------------------------
                  Total Common Stocks in Spain                                                                        186,475
=============================================================================================================================
Turkey--0.6%
                  Commercial Banks--0.6%
                  Akbank T.A.S.                                                        91,081                         605,739
                  -----------------------------------------------------------------------------------------------------------
                  Total Common Stocks in Turkey                                                                       605,739
=============================================================================================================================
United Kingdom--7.2%
                  Capital Markets--0.4%
                  Close Brothers Group Plc                                              8,900                         130,919
                  ICAP Plc                                                             17,500                         113,311
                  Man Group Plc                                                         7,200                         210,933
                                                                                                                 ------------
                                                                                                                      455,163
                  -----------------------------------------------------------------------------------------------------------
                  Commercial Banks--1.3%
                  Barclays Plc                                                            700                           7,096
                  Lloyds TSB Group Plc                                                171,500                       1,416,879
                  London Scottish Bank Plc                                             29,100                          41,313
                                                                                                                 ------------
                                                                                                                    1,465,288
                  -----------------------------------------------------------------------------------------------------------
                  Consumer Finance--1.1%
                  Cattles Plc                                                          40,300                         213,884
                  Provident Financial Plc                                              83,600                         927,311
                                                                                                                 ------------
                                                                                                                    1,141,195
                  -----------------------------------------------------------------------------------------------------------
                  Insurance--0.2%
                  Jardine Lloyd Thompson Group Plc                                     25,900                         196,337
                  -----------------------------------------------------------------------------------------------------------
                  Thrifts & Mortgage
                  Finance--4.2%
                  Kensington Group Plc                                                352,300                       4,101,005
                  Northern Rock Plc                                                    29,100                         429,864
                                                                                                                 ------------
                                                                                                                    4,530,869
                  -----------------------------------------------------------------------------------------------------------
                  Total Common Stocks in the United Kingdom                                                         7,788,852
                  -----------------------------------------------------------------------------------------------------------
                  Total Common Stocks in Europe--11.4%                                                             12,271,843
=============================================================================================================================

=============================================================================================================================
Middle East
-----------------------------------------------------------------------------------------------------------------------------
Egypt--0.1%
                  Commercial Banks--0.1%
                  Commercial International Bank                                        13,000                         135,394
                  -----------------------------------------------------------------------------------------------------------
                  Total Common Stocks in the Middle East--0.1%                                                        135,394
=============================================================================================================================

=============================================================================================================================
North America
-----------------------------------------------------------------------------------------------------------------------------
Bermuda--10.7%
                  Insurance--10.7%
                  ACE Ltd.                                                            116,600                       5,488,362
                  Everest Re Group Ltd.                                                 4,600                         450,340
                  Montpelier Re Holdings Ltd.                                          17,900                         444,815
                  PartnerRe Ltd.                                                          800                          51,240
                  RenaissanceRe Holdings Ltd.                                         117,400                       5,133,902
                  -----------------------------------------------------------------------------------------------------------
                  Total Common Stocks in Bermuda                                                                   11,568,659
=============================================================================================================================
Canada--0.0%
                  Commercial Banks--0.0%
                  Toronto-Dominion Bank                                                   117                           5,770
                  -----------------------------------------------------------------------------------------------------------
                  Total Common Stocks in Canada                                                                         5,770
=============================================================================================================================
United States--41.2%
                  Capital Markets--1.6%
                  Affiliated Managers Group (a)                                        24,000                       1,738,080
                  -----------------------------------------------------------------------------------------------------------
                  Commercial Banks--0.1%
                  Hudson United Bancorp                                                 1,500                          63,495
                  TD Banknorth, Inc.                                                      245                           7,384
                                                                                                                 ------------
                                                                                                                       70,879
                  -----------------------------------------------------------------------------------------------------------
                  Consumer Finance--1.2%
                  Capital One Financial Corp.                                          16,300                       1,296,176
                  -----------------------------------------------------------------------------------------------------------
                  Insurance--6.0%
                  Arthur J. Gallagher & Co.                                               500                          14,405
                  Bristol West Holdings, Inc.                                         115,200                       2,102,400
                  Brown & Brown, Inc.                                                     200                           9,938
                  Hilb Rogal & Hobbs Co.                                                2,000                          74,640
                  PXRE Group Ltd.                                                     316,300                       4,257,398
                  The Progressive Corp.                                                   200                          20,954
                                                                                                                 ------------
                                                                                                                    6,479,735
                  -----------------------------------------------------------------------------------------------------------


22  MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.   SEPTEMBER 30, 2005

                          Global Financial Services Portfolio  (in U.S. dollars)

                                                                                       Shares
                  Industry              Common Stocks                                    Held                        Value
=============================================================================================================================
North America (concluded)
-----------------------------------------------------------------------------------------------------------------------------
United States (concluded)
                  Real Estate--23.1%
                  AMB Property Corp.                                                    1,000                    $     44,900
                  American Home Mortgage
                  Investment Corp.                                                    349,900                      10,601,970
                  Equity Office Properties Trust                                        1,400                          45,794
                  Friedman Billings Ramsey (d)
                  Group, Inc. Class A                                                 388,600                       3,959,834
                  New Century Financial Corp.                                         270,500                       9,811,035
                  Novastar Financial, Inc.                                              6,600                         217,734
                  Saxon Capital Inc.                                                   18,900                         223,965
                                                                                                                 ------------
                                                                                                                   24,905,232
                  -----------------------------------------------------------------------------------------------------------
                  Thrifts & Mortgage
                  Finance--9.2%
                  Accredited Home Lenders
                  Holding Co. (a)                                                     141,800                       4,985,688
                  Fremont General Corp.                                               229,500                       5,009,985
                                                                                                                 ------------
                                                                                                                    9,995,673
                  -----------------------------------------------------------------------------------------------------------
                  Total Common Stocks in the United States                                                         44,485,775
                  -----------------------------------------------------------------------------------------------------------
                  Total Common Stocks in North America--51.9%                                                      56,060,204
=============================================================================================================================

=============================================================================================================================
Pacific Basin/Asia
-----------------------------------------------------------------------------------------------------------------------------
Australia--0.1%
                  Commercial Banks--0.1%
                  National Australia Bank Ltd.                                          2,600                          65,621
                  -----------------------------------------------------------------------------------------------------------
                  Total Common Stocks in Australia                                                                     65,621
=============================================================================================================================
China--0.1%
                  Real Estate--0.1%
                  Beijing Capital Land Ltd.                                           557,500                         159,897
                  -----------------------------------------------------------------------------------------------------------
                  Total Common Stocks in China                                                                        159,897
=============================================================================================================================
Hong Kong--1.4%
                  Real Estate--1.4%
                  China Resources Land Ltd.                                         1,164,000                         341,349
                  Hopson Development Holdings Ltd.                                    865,300                       1,048,477
                  Shanghai Forte Land Co. Ltd.                                        402,800                         142,786
                  -----------------------------------------------------------------------------------------------------------
                  Total Common Stocks in Hong Kong                                                                  1,532,612
=============================================================================================================================
India--1.7%
                  Commercial Banks--1.7%
                  HDFC Bank Ltd.                                                       21,100                         329,974
                  ICICI Bank Ltd.                                                     111,800                       1,526,649
                  -----------------------------------------------------------------------------------------------------------
                  Total Common Stocks in India                                                                      1,856,623
=============================================================================================================================
Indonesia--1.1%
                  Commercial Banks--1.1%
                  Bank Central Asia Tbk PT                                          3,139,100                       1,052,468
                  Bank Mandiri Persero Tbk PT                                       1,154,100                         162,628
                  -----------------------------------------------------------------------------------------------------------
                  Total Common Stocks in Indonesia                                                                  1,215,096
=============================================================================================================================
Japan--3.1%
                  Capital Markets--1.0%
                  Daiichi Commodities Co. Ltd.                                         52,000                         317,028
                  Daikoh Holdings, Inc.                                                56,000                         236,668
                  Nomura Holdings, Inc.                                                 7,500                         116,530
                  Toyo Securities Co., Ltd.                                            82,200                         366,252
                                                                                                                 ------------
                                                                                                                    1,036,478
                  -----------------------------------------------------------------------------------------------------------
                  Consumer Finance--1.8%
                  Aeon Credit Service Co., Ltd.                                         5,200                         378,507
                  Aiful Corp.                                                           6,000                         503,441
                  Credit Saison Co., Ltd.                                              25,000                       1,098,465
                                                                                                                 ------------
                                                                                                                    1,980,413
                  -----------------------------------------------------------------------------------------------------------
                  Distributors--0.2%
                  ACE Koeki Co. Ltd.                                                   30,000                         169,931
                  -----------------------------------------------------------------------------------------------------------
                  Homebuilding--0.1%
                  Fuso Lexel, Inc.                                                     14,100                         126,146
                  -----------------------------------------------------------------------------------------------------------
                  Total Common Stocks in Japan                                                                      3,312,968
=============================================================================================================================
South Korea--29.1%
                  Commercial Banks--14.1%
                  Daegu Bank                                                          349,900                       4,266,664
                  Hana Bank                                                           110,200                       4,073,644
                  Industrial Bank of Korea                                            247,200                       3,133,020
                  Pusan Bank                                                          342,900                       3,736,836
                                                                                                                 ------------
                                                                                                                   15,210,164
                  -----------------------------------------------------------------------------------------------------------
                  Insurance--15.0%
                  Dongbu Insurance Co. Ltd.                                           234,000                       3,403,841
                  Korean Reinsurance Co.                                              619,950                       5,714,374
                  Oriental Fire & Marine Insurance Co., Ltd.                          198,600                       7,036,332
                                                                                                                 ------------
                                                                                                                   16,154,547
                  -----------------------------------------------------------------------------------------------------------
                  Total Common Stocks in South Korea                                                               31,364,711
                  -----------------------------------------------------------------------------------------------------------
                  Total Common Stocks in the
                  Pacific Basin/Asia--36.6%                                                                        39,507,528
                  -----------------------------------------------------------------------------------------------------------
                  Total Common Stocks
                  (Cost--$86,970,983)--100.0%                                                                     107,974,969

                                                                                   Beneficial
                  Short-Term Securities                                              Interest
=============================================================================================================================
                  Merrill Lynch Liquidity Series, LLC
                  Money Market Series (b)(c)                                       $3,517,500                       3,517,500
                  -----------------------------------------------------------------------------------------------------------
                  Total Short-Term Securities
                  (Cost--$3,517,500)--3.3%                                                                          3,517,500
=============================================================================================================================
                  Total Investments
                  (Cost--$90,488,483*)--103.3%                                                                    111,492,469

                  Liabilities in Excess of Other Assets--(3.3%)                                                    (3,539,434)
                                                                                                                 ------------
                  Net Assets--100.0%                                                                             $107,953,035
                                                                                                                 ============


    MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.   SEPTEMBER 30, 2005   23

Schedule of Investments (concluded)
                          Global Financial Services Portfolio  (in U.S. dollars)

      For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

* The cost and unrealized appreciation (depreciation) of investments as of September 30, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost .............................................  $92,093,221
                                                                    ===========
      Gross unrealized appreciation ..............................  $28,522,710
      Gross unrealized depreciation ..............................   (9,123,462)
                                                                    -----------
      Net unrealized appreciation ................................  $19,399,248
                                                                    ===========

(a)   Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                 Net                    Interest
      Affiliate                                Activity                  Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
         Cash Sweep Series I                          --                $ 25,526

      Merrill Lynch Liquidity Series, LLC
         Money Market Series                  $3,517,500                $    988
      --------------------------------------------------------------------------

(c)   Security was purchased with the cash proceeds from securities loans.
(d)   Security, or a portion of security, is on loan.

      See Notes to Financial Statements.


24  MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.   SEPTEMBER 30, 2005

Statement of Assets and Liabilities          Global Financial Services Portfolio

As of September 30, 2005
==============================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (including securities loaned of $3,413,650)
                        (identified cost--$86,970,983) ....................................                      $ 107,974,969
                       Investments in affiliated securities, at value
                        (identified cost--$3,517,500) .....................................                          3,517,500
                       Foreign cash (cost--$622,540) ......................................                            620,376
                       Foreign capital gain tax credit ....................................                              5,857
                       Receivables:
                          Securities sold .................................................    $   1,457,343
                          Dividends .......................................................          364,606
                          Contributions ...................................................          113,734
                          Securities lending ..............................................              566
                          Interest from affiliates ........................................               18         1,936,267
                                                                                               -------------
                       Prepaid expenses ...................................................                              4,289
                                                                                                                 -------------
                       Total assets .......................................................                        114,059,258
                                                                                                                 -------------
==============================================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------------------------
                       Collateral on securities loaned, at value ..........................                          3,517,500
                       Payables:
                          Custodian bank ..................................................        1,264,566
                          Securities purchased ............................................          949,722
                          Withdrawals .....................................................          283,453
                          Investment adviser ..............................................           33,180
                          Other affiliates ................................................            1,119         2,532,040
                                                                                               -------------
                       Accrued expenses ...................................................                             56,683
                                                                                                                 -------------
                       Total liabilities ..................................................                          6,106,223
                                                                                                                 -------------
==============================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------
                       Net assets .........................................................                      $ 107,953,035
                                                                                                                 =============
==============================================================================================================================
Net Assets Consist of
------------------------------------------------------------------------------------------------------------------------------
                       Investor's capital .................................................                      $  86,957,779
                       Unrealized appreciation--net .......................................                         20,995,256
                                                                                                                 -------------
                       Net Assets .........................................................                      $ 107,953,035
                                                                                                                 =============

      See Notes to Financial Statements.


    MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.   SEPTEMBER 30, 2005   25

Statement of Operations                      Global Financial Services Portfolio

For the Year Ended September 30, 2005
==============================================================================================================================
Investment Income
------------------------------------------------------------------------------------------------------------------------------
                       Dividends (net of $160,099 foreign withholding tax) ................                      $   3,425,724
                       Interest from affiliates ...........................................                             25,526
                       Securities lending--net ............................................                                988
                                                                                                                 -------------
                       Total income .......................................................                          3,452,238
                                                                                                                 -------------
==============================================================================================================================
Expenses
------------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ...........................................    $     368,238
                       Accounting services ................................................           91,732
                       Custodian fees .....................................................           81,383
                       Trustees' fees and expenses ........................................           45,737
                       Professional fees ..................................................           36,238
                       Pricing fees .......................................................            5,236
                       Printing and shareholder reports ...................................            1,974
                       Other ..............................................................           12,209
                                                                                               -------------
                       Total expenses .....................................................                            642,747
                                                                                                                 -------------
                       Investment income--net .............................................                          2,809,491
                                                                                                                 -------------
==============================================================================================================================
Realized & Unrealized Gain (Loss)--Net
------------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                        Investments (including $1,950 from foreign capital
                         gain tax)--net ...................................................        9,236,901
                        Foreign currency transactions--net ................................         (105,899)        9,131,002
                                                                                               -------------
                       Change in unrealized appreciation/depreciation on:
                        Investments (including $754 from deferred foreign capital
                         gain tax)--net ...................................................        8,046,618
                        Foreign currency transactions--net ................................          (23,787)        8,022,831
                                                                                               -------------------------------
                       Total realized and unrealized gain--net ............................                         17,153,833
                                                                                                                 -------------
                       Net Increase in Net Assets Resulting from Operations ...............                      $  19,963,324
                                                                                                                 =============

      See Notes to Financial Statements.


26  MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.   SEPTEMBER 30, 2005

Statements of Changes in Net Assets          Global Financial Services Portfolio

                                                                                                     For the Year Ended
                                                                                                        September 30,
                                                                                               -------------------------------
Increase (Decrease) in Net Assets:                                                                 2005              2004
==============================================================================================================================
Operations
------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net .............................................    $   2,809,491     $   1,667,386
                       Realized gain--net .................................................        9,131,002        11,602,587
                       Change in unrealized appreciation/depreciation--net ................        8,022,831         3,972,700
                                                                                               -------------------------------
                       Net increase in net assets resulting from operations ...............       19,963,324        17,242,673
                                                                                               -------------------------------
==============================================================================================================================
Capital Transactions
------------------------------------------------------------------------------------------------------------------------------
                       Proceeds from contributions ........................................       51,456,892        18,766,602
                       Fair value of withdrawals ..........................................      (34,228,936)      (35,419,030)
                                                                                               -------------------------------
                       Net increase (decrease) in net assets derived from capital
                        transactions ......................................................       17,227,956       (16,652,428)
                                                                                               -------------------------------
==============================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets .......................................       37,191,280           590,245
                       Beginning of year ..................................................       70,761,755        70,171,510
                                                                                               -------------------------------
                       End of year ........................................................    $ 107,953,035     $  70,761,755
                                                                                               ===============================

      See Notes to Financial Statements.

Financial Highlights                         Global Financial Services Portfolio

                                                                               For the Year Ended September 30,
The following ratios have been derived from               -------------------------------------------------------------------------
information provided in the financial statements.             2005            2004           2003           2002            2001
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
                 Total investment return ..............         28.02%          25.86%         40.92%         (8.61%)            --
                                                          =========================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                 Expenses .............................           .70%            .78%           .76%           .67%            .63%
                                                          =========================================================================
                 Investment income--net ...............          3.05%           2.23%          1.64%          1.26%           1.34%
                                                          =========================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of year (in thousands)   $   107,953     $    70,762    $    70,172    $    60,342     $    95,504
                                                          =========================================================================
                 Portfolio turnover ...................         80.05%         115.38%        205.93%        144.60%         111.71%
                                                          =========================================================================

* Total investment return is required to be disclosed for fiscal years beginning after December 15, 2000.

      See Notes to Financial Statements.


    MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.   SEPTEMBER 30, 2005   27

Notes to Financial Statements                Global Financial Services Portfolio

1. Significant Accounting Policies:

Global Financial Services Portfolio (the "Portfolio") is part of Global Financial Services Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. The actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments -- Equity securities that are held by the Portfolio that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq, Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Portfolio employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Portfolio, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Portfolio under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Portfolio are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment strategies, both to increase the return of the Portfolio, and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the


28  MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.   SEPTEMBER 30, 2005

Notes to Financial Statements (continued)    Global Financial Services Portfolio

      Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- The Portfolio is considered as a "pass-through" entity for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending


    MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.   SEPTEMBER 30, 2005   29

Notes to Financial Statements (concluded)    Global Financial Services Portfolio

agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Custodian bank -- The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from management estimates of available cash.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Portfolio pays a monthly fee at an annual rate of .40% of the average daily value of the Trusts' net assets. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. As of September 30, 2005, the Portfolio lent securities with a value of $3,413,650 to MLPF&S, or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the year ended September 30, 2005, MLIM, LLC received $479 in securities lending agent fees.

In addition, MLPF&S received $17,611 in commissions on the execution of portfolio security transactions for the Portfolio for the year ended September 30, 2005.

For the year ended September 30, 2005, the Portfolio reimbursed FAM $2,363 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, MLAM U.K., ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2005 were $92,963,510 and $72,843,219, respectively.

4. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .07% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Portfolio's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the year ended September 30, 2005.

5. Commitments:

At September 30, 2005, the Portfolio had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $157,000 and $616,000, respectively.


30  MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.   SEPTEMBER 30, 2005

Report of Independent Registered Public Accounting Firm
                                          Global Financial Services Master Trust

To the Investor and Board of Trustees of Global
Financial Services Master Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Financial Services Portfolio of Global Financial Services Master Trust (the "Trust") as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Financial Services Portfolio of Global Financial Services Master Trust as of September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
November 17, 2005


    MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.   SEPTEMBER 30, 2005   31

Officers and Directors/Trustees

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                                                                                                       Fund Complex    Directorships
                           Position(s)  Length of                                                      Overseen by     Held by
                           Held with    Time                                                           Director/       Director/
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Director/Trustee
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;   130 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President of MLIM and FAM since 2001; Co-Head         175 Portfolios
            08543-9011     Director              (Americas Region) thereof from 2000 to 2001 and
            Age: 51                              Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 since 2001; Chief Investment Officer of Oppenheimer
                                                 Funds, Inc. in 1999 and Executive Vice President
                                                 thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *  Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators. Directors
               serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
               President, Mr. Doll serves at the pleasure of the Board of Directors/Trustees.

====================================================================================================================================
Independent Directors/Trustees*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W.   P.O. Box 9095  Director/    1999 to  Professor Emeritus of Finance, School of Business,    49 Funds        None
Forbes**    Princeton, NJ  Trustee      present  State University of New York at Albany since 2000     49 Portfolios
            08543-9095                           and Professor thereof from 1989 to 2000;
            Age: 65                              International Consultant, Urban Institute,
                                                 Washington, D.C. from 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.  P.O. Box 9095  Director/    1999 to  Professor, Harvard Business School since 1989;        49 Funds        Newell Rub-
Montgomery  Princeton, NJ  Trustee      present  Associate Professor, J.L. Kellogg Graduate School     49 Portfolios   bermaid, Inc.
            08543-9095                           of Management, Northwestern University from                           (manu-
            Age: 53                              1985 to 1989; Associate Professor, Graduate School                    facturing)
                                                 of Business Administration, University of Michigan
                                                 from 1979 to 1985; Director, Harvard Business
                                                 School of Publishing since 2005.
------------------------------------------------------------------------------------------------------------------------------------
Jean Margo  P.O. Box 9095  Director/    2004 to  Self-employed consultant since 2001; Counsel of       49 Funds        None
Reid        Princeton, NJ  Trustee      present  Alliance Capital Management (investment adviser)      49 Portfolios
            08543-9095                           in 2000; General Counsel, Director and Secretary of
            Age: 60                              Sanford C. Bernstein & Co., Inc. (investment adviser/
                                                 broker-dealer) from 1997 to 2000; Secretary, Sanford
                                                 C. Bernstein Fund, Inc. from 1994 to 2000; Director
                                                 and Secretary of SCB, Inc. since 1998; Director and
                                                 Secretary of SCB Partners, Inc. since 2000; and
                                                 Director of Covenant House from 2001 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S.   P.O. Box 9095  Director/    2000 to  President, Middle East Institute from 1995 to 2001;   49 Funds        None
Suddarth    Princeton, NJ  Trustee      present  Foreign Service Officer, United States Foreign        49 Portfolios
            08543-9095                           Service from 1961 to 1995; Career Minister from
            Age: 70                              1989 to 1995; Deputy Inspector General, U.S.
                                                 Department of State, from 1991 to 1994; U.S.
                                                 Ambassador to the Hashemite Kingdom of
                                                 Jordan from 1987 to 1990.
------------------------------------------------------------------------------------------------------------------------------------


32  MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.   SEPTEMBER 30, 2005

Officers and Directors/Trustees (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                                                                                                       Fund Complex    Directorships
                           Position(s)  Length of                                                      Overseen by     Held by
                           Held with    Time                                                           Director/       Director/
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Directors/Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Richard R.  P.O. Box 9095  Director/    1999 to  Professor of Finance from 1984 to 1995, Dean from     49 Funds        Bowne &
West        Princeton, NJ  Trustee      present  1984 to 1993 and since 1995 Dean Emeritus of          49 Portfolios   Co., Inc.
            08543-9095                           New York University's Leonard N. Stern School of                      (financial
            Age: 67                              Business Administration.                                              printers);
                                                                                                                       Vornado
                                                                                                                       Realty Trust
                                                                                                                       (real estate
                                                                                                                       company);
                                                                                                                       Alexander's,
                                                                                                                       Inc. (real
                                                                                                                       estate
                                                                                                                       company)
------------------------------------------------------------------------------------------------------------------------------------
Edward D.   P.O. Box 9095  Director/    2000 to  Self-employed financial consultant since 1994;        49 Funds        None
Zinbarg     Princeton, NJ  Trustee      present  Executive Vice President of the Prudential Insurance  49 Portfolios
            08543-9095                           Company of America from 1988 to 1994; Former
            Age: 70                              Director of Prudential Reinsurance Company and
                                                 former Trustee of the Prudential Foundation.
            ------------------------------------------------------------------------------------------------------------------------
             * Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            ** Chairman of the Board and the Audit Committee.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund/Trust Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1999 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and                   since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
            Age: 45        Treasurer             President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Walid       P.O. Box 9011  Vice         2002 to  Managing Director of MLIM since 1998; Vice President of MLIM from 1996 to 1998.
Kassem      Princeton, NJ  President    present
            08543-9011
            Age: 56
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
            08543-9011     Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
            Age: 54                              Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Commission's Division of
                                                 Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 45
            ------------------------------------------------------------------------------------------------------------------------
            *  Officers of the Fund/Trust serve at the pleasure of the Board of Directors/Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


    MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.   SEPTEMBER 30, 2005   33

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


34  MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.   SEPTEMBER 30, 2005

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Global Financial Services Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                 #MLGFSF -- 9/05

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

         Global Financial Services Master Trust

         (a) Audit Fees -        Fiscal Year Ending September 30, 2005 - $27,000
                                 Fiscal Year Ending September 30, 2004 - $26,000

         (b) Audit-Related Fees - Fiscal Year Ending September 30, 2005 - $0
                                  Fiscal Year Ending September 30, 2004 - $0

         (c) Tax Fees -           Fiscal Year Ending September 30, 2005 - $0
                                  Fiscal Year Ending September 30, 2004 - $0

         (d) All Other Fees -     Fiscal Year Ending September 30, 2005 - $0
                                  Fiscal Year Ending September 30, 2004 - $0

         Merrill Lynch Global Financial Services Fund, Inc.

         (a) Audit Fees -         Fiscal Year Ending September 30, 2005 - $6,500
                                  Fiscal Year Ending September 30, 2004 - $6,200

         (b) Audit-Related Fees - Fiscal Year Ending September 30, 2005 - $0
                                  Fiscal Year Ending September 30, 2004 - $0

         (c) Tax Fees -           Fiscal Year Ending September 30, 2005 - $5,700
                                  Fiscal Year Ending September 30, 2004 - $5,800

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending September 30, 2005 - $0
                                  Fiscal Year Ending September 30, 2004 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval").

         However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending September 30, 2005 - $6,827,388
             Fiscal Year Ending September 30, 2004 - $14,091,966

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Global Financial Services Fund, Inc. and Global Financial Services Master Trust


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Global Financial Services Fund, Inc. and Global Financial Services Master Trust

Date: November 17, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Global Financial Services Fund, Inc. and Global Financial Services Master Trust

Date: November 17, 2005


By: /s/ Donald C. Burke
    ---------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Global Financial Services Fund, Inc. and Global Financial Services Master Trust

Date: November 17, 2005